UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 22, 2003
                                                --------------------------------

 J.P. Morgan Chase Commercial Mortgage Securities Corp. (as depositor under the
  Pooling and Servicing Agreement, dated as of August 1, 2003, relating to the
   J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage
                   Pass-Through Certificates, Series 2003-PM1)
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             (Exact name of registrant as specified in its charter)

          New York                    333-105805-02              13-3789046
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(State or other jurisdiction          (Commission               (IRS Employer
      of incorporation)               File Number)           Identification No.)

270 Park Avenue
New York, New York                                                      10017
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(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code (212) 834-9299
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         (Former name or former address, if changed since last report.)

Item 5. Other Events.

            Attached as Exhibit 4 is the Pooling and Servicing Agreement (as defined below) for J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2003-PM1. On August 22, 2003, J.P. Morgan Chase Commercial Mortgage Securities Corp. (the "Company") caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of August 1, 2003 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Midland Loan Services, Inc., as servicer, Midland Loan Services, Inc., as special servicer, Wells Fargo Bank Minnesota, N.A., as trustee, and JPMorgan Chase Bank, as paying agent, of J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2003-PM1 (the "Certificates"), issued in twenty-three classes. The Class A-1, Class A-2, Class A-3, Class A-4, Class B, Class C, Class D and Class E Certificates, with an aggregate scheduled principal balance as of August 22, 2003, of $651,734,000 were sold to J.P. Morgan Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, PNC Capital Markets, Inc., Credit Suisse First Boston LLC and Deutsche Bank Securities Inc. (collectively, the "Underwriters"), pursuant to an Underwriting Agreement, dated as of August 18, 2003, between the Company and J.P. Morgan Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, for themselves and as representatives of the Underwriters.

            Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.

Item 7. Financial Statements and Exhibits.

            (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                             Description
-----------                             -----------

(EX-4) Pooling and Servicing Agreement, dated as of August 1, 2003, among J.P. Morgan Chase Commercial Mortgage Securities Corp., Midland Loan Services, Inc., Wells Fargo Bank Minnesota, N.A. and JPMorgan Chase Bank.

SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 4, 2003

                                        J.P. MORGAN CHASE COMMERCIAL MORTGAGE
                                        SECURITIES CORP.


                                        By:    /s/ Charles Y. Lee
                                               ---------------------------------
                                        Name:  Charles Y. Lee
                                        Title: Vice President

                                INDEX TO EXHIBITS

                                                                  Paper (P) or
Exhibit No.             Description                               Electronic (E)
-----------             -----------                               --------------

(EX-4)                  Pooling and Servicing Agreement,                E
                        dated as of August 1, 2003, among
                        J.P. Morgan Chase Commercial
                        Mortgage Securities Corp., Midland
                        Loan Services, Inc., Wells Fargo
                        Bank Minnesota, N.A. and JPMorgan
                        Chase Bank.